Investments in Unconsolidated Affiliates - Equity Method Investment Summarized Financial Information, Balance Sheet (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Equity Method Investments And Joint Ventures [Abstract]
Current assets	$ 129	$ 38
Long-term assets	1,288	364
Current liabilities	(75)	(20)
Long-term liabilities	(43)	(29)
Net assets	$ 1,299	$ 353